(Loss allowance)/reversal of loss allowance on trade receivables	6 Months Ended
Jun. 30, 2023
(Loss allowance)/reversal of loss allowance on trade receivables
(Loss allowance)/reversal of loss allowance on trade receivables

8. (Loss allowance)/reversal of loss allowance on trade receivables

The loss allowance for the six months ended June 30, 2023 is $4.5 million (six months ended June 30, 2022: reversal of loss allowance of $1.8 million) and the loss allowance for the three months ended June 30, 2023 is $1.0 million (three months ended June 30, 2022: loss allowance of $0.7 million). This represents the net impact of new or increased provisions for balances now assessed as doubtful partially offset by the reversal of allowances made in previous periods in respect of balances recovered in the period or no longer considered doubtful.